Exhibit 4.35

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:01 AM 07/22/2008
FILED 11:01 AM 07/22/2008
SRV 080805143 – 4577979 FILE

CERTIFICATE OF TRUST
OF
BB&T CAPITAL TRUST VIII

     THIS CERTIFICATE OF TRUST OF BB&T CAPITAL TRUST VIII (the “Trust”) is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Frances B. Jones and Christopher L. Henson, each an individual, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the “Act”).

     1. NAME. The name of the statutory trust formed hereby is BB&T Capital Trust VIII.

     2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

     3. EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

WILMINGTON TRUST COMPANY, not in its
individual capacity but solely as Trustee

By: /s/	Erik E. Overcash
Name:	Erik E. Overcash
Title:	Authorized Signer Assistant Vice President

Frances B. Jones, not in her individual capacity
but solely as Trustee

Christopher L. Henson, not in his individual
capacity but solely as Trustee

CERTIFICATE OF TRUST
OF
BB&T CAPITAL TRUST VIII

     THIS CERTIFICATE OF TRUST OF BB&T CAPITAL TRUST VIII (the “Trust”) is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Frances B. Jones and Christopher L. Henson, each an individual, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the “Act”).

1. NAME. The name of the statutory trust formed hereby is BB&T Capital Trust VIII.

2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

3. EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

WILMINGTON TRUST COMPANY, not in its
individual capacity but solely as Trustee

By:
Name:
Title:	Authorized Signer

/s/ Frances B. Jones
Frances B. Jones, not in her individual capacity
but solely as Trustee

/s/ Christopher L. Henson
Christopher L. Henson, not in his individual
capacity but solely as Trustee